UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2019

RUBIUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38586	46-2688109
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

399 Binney Street, Suite 300 Cambridge, MA	02139
(Address of registrant’s principal executive office)	(Zip code)

(617) 679-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	RUBY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2019, Robert S. Langer, Sc.D. notified Rubius Therapeutics, Inc. (the “Company”) that he will resign from the Board of Directors (the “Board”) and all committees of the Board on which he served, effective as of December 18, 2019. Dr. Langer’s decision to resign was not related to any disagreement with the Company on any matter relating to its operations, policies, practices or any issues regarding financial disclosures, accounting or legal matters.

On December 17, 2019, the Board appointed Anne Prener, M.D., Ph.D., to the Board, effective December 17, 2019. Dr. Prener will serve as a Class I director until the 2022 annual meeting of stockholders or until her successor has been duly elected and qualified. Dr. Prener qualifies as an independent director under the listing standards of NASDAQ.

As a non-employee director, Dr. Prener will receive cash and equity compensation paid by the Company pursuant to its non-employee director compensation program. There are no arrangements or understandings between Dr. Prener and any other person pursuant to which Dr. Prener was selected as a director, and there are no transactions between Dr. Prener and the Company that would require disclosure under Item 404(a) of Regulation S-K. In addition, the Company has entered into an indemnification agreement with Dr. Prener in connection with her appointment to the Board, which is in substantially the same form as that entered into with the other directors of the Company.

A press release related to Dr. Prener’s appointment and Dr. Langer’s resignation is attached as Exhibit 99.1 to this report and is incorporated by reference to this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Rubius Therapeutics, Inc. on December 18, 2019.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Rubius Therapeutics, Inc. on December 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2019	RUBIUS THERAPEUTICS, INC.

	By:	/s/ Pablo J. Cagnoni
Pablo J. Cagnoni
Chief Executive Officer

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